11. Prepaid expenses (Details) - BRL (R$) R$ in Thousands		Dec. 31, 2019	Dec. 31, 2018
Prepaid Expenses [Abstract]
Prepaid expenses		R$ 245,524	R$ 346,441
Advertising not released	[1]	854	76,651
Rentals and insurance		75,809	78,005
Network swap	[2]		11,449
Incremental costs for obtaining customer contracts	[3]	158,093	173,056
Other		10,768	7,280
Current portion	[4]	(175,868)	(272,060)
Non-current portion	[4]	R$ 69,656	R$ 74,381

[1]	Represents the early payment of expenses from the advertising of TIM brand's products and services, which were recognized in income for the period during which the advertising was broadcast.
[2]	On April 1, 2010, the subsidiary TIM S.A. and GVT entered into an onerous contract and a reciprocal agreement for the assignment of fiber optic infrastructure (network swap), in order to expand their respective areas of operation. Given the economic nature of the transaction, the amount was recognized in the (current and non-current) prepaid expenses and deferred revenue (current and non-current) and is amortized to income according to the contract's term. This contract is within the scope of IFRS 16. Therefore, it was reclassified to right-of-use in leases under property, plant and equipment, as shown in Note 2.f.
[3]	This is mainly represented by incremental costs related to sales commissions paid to sales agents in order to obtain customer contracts arising from the adoption of IFRS 15, which are deferred to income according to the term and/or economic benefit of the contract, which is usually two years.
[4]	Reclassification of the agreement for reciprocal assignment with consideration for fiber optic infrastructure previously classified as prepaid expenses (Note 11) for property, plant and equipment - right-of-use under lease;